UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                               September 11, 2003


                          BIOSOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                 0-21930                   77-0340829
(State or other jurisdiction       (Commission               (IRS Employer
       of incorporation)           File Number)            Identification No.)



        542 Flynn Road, Camarillo, California                   93012
       (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (805) 987-0086


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ITEM 5. - OTHER EVENTS.

On September 11, 2003, the Company issued a press release announcing that its President and Chief Executive Officer, Leonard Hendrickson, commenced an indefinite medical disability leave of absence. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements. None.

         (b)      Pro Forma Financial Information. None.

         (c)      Exhibits.

                  99.1 Press Release dated September 11, 2003, published by BioSource International, Inc. (the "Company").


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BIOSOURCE INTERNATIONAL, INC.



September 15, 2003                        /S/ CHARLES C. BEST
                                          ---------------------------------
                                          Charles C. Best
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
     99.1               Press Release dated September 11, 2003, published by the
                        Company.